Dreyfus Diversified

Emerging Markets Fund

Prospectus January 31, 2014, as revised March 17, 2014

Class	Ticker
A	DBEAX
C	DBECX
I	SBCEX
Y	SBYEX

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Contents

Fund Summary

Fund Summary	1

Fund Details

Goal and Approach	8

Investment Risks	11

Management	16

Shareholder Guide

Choosing a Share Class	18

Buying and Selling Shares	22

General Policies	26

Distributions and Taxes	28

Services for Fund Investors	28

Financial Highlights	31

For More Information

See back cover.

Fund Summary

Investment Objective

The fund seeks long-term growth of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in certain funds in the Dreyfus Family of Funds.  More information about these and other discounts is available from your financial professional and in the Shareholder Guide section beginning on page 16 of this prospectus and in the How to Buy Shares section and the Additional Information About How to Buy Shares section beginning on page II-1 and page III-1, respectively, of the fund's Statement of Additional Information.

Shareholder Fees (fees paid directly from your investment)
	Class A	Class C	Class I	Class Y
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.75	none	none	none
Maximum deferred sales charge (load) (as a percentage of lower of purchase or sale price)	none*	1.00	none	none
Redemption fee (as a percentage of amount redeemed; charged only when selling shares you have owned for less than 60 days)	2.00	2.00	2.00	2.00
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C	Class I	Class Y
Management fees**	.73	.73	.73	.73
Distribution (12b-1) fees	none	.75	none	none
Other expenses (including shareholder services fees)	5.10	4.77	4.29	4.23***
Acquired fund fees and expenses+	.45	.45	.45	.45
Total annual fund operating expenses	6.28	6.70	5.47	5.41
Fee waiver and/or expense reimbursement++	(4.23)	(3.90)	(3.67)	(3.61)
Total annual fund operating expenses (after fee waiver and/or expense reimbursement)	2.05	2.80	1.80	1.80

* Class A shares bought without an initial sales charge as part of an investment of $1 million or more may be charged a deferred sales charge of 1.00% if redeemed within one year.
** The fund has agreed to pay an investment advisory fee at the annual rate of 1.10% of the value of the fund's average daily net assets, other than assets allocated to investments in other investment companies (underlying funds).  Therefore, the fund's management fee will fluctuate based on the fund's allocation between underlying funds and direct investments.  The management fee reflected above is the fund's estimated effective management fee of 1.10% times 66.67%, the anticipated percentage of fund assets to be allocated to direct investments during the current fiscal year.
*** Other expenses for Class Y are based on estimated amounts for the current year.
+ Acquired fund fees and expenses are incurred indirectly by the fund as a result of its investment in underlying funds and are based on estimated amounts for the current fiscal year.
++ The fund's investment adviser, The Dreyfus Corporation, has contractually agreed, until February 1, 2015, to waive receipt of its fees and/or assume the expenses of the fund so that the expenses of none of the classes (excluding Rule 12b-1 fees, shareholder services fees, acquired fund fees and expenses incurred by underlying funds, taxes, interest, brokerage commissions, commitment fees on borrowings and extraordinary expenses) exceed 1.35%.  On or after February 1, 2015, The Dreyfus Corporation may terminate this expense limitation at any time.

Example

The Example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.  The Example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.  The one-year example and the first year of the three-, five- and ten-years examples are based on net operating expenses, which reflect the expense limitation by The Dreyfus Corporation.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$771	$1,974	$3,147	$5,949
Class C	$383	$1,629	$2,930	$5,994
Class I	$183	$1,307	$2,420	$5,157
Class Y	$183	$1,295	$2,398	$5,116

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$771	$1,974	$3,147	$5,949
Class C	$283	$1,629	$2,930	$5,994
Class I	$183	$1,307	$2,420	$5,157
Class Y	$183	$1,295	$2,398	$5,116

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund's performance.  During the most recent fiscal year, the fund's portfolio turnover rate was 67.74% of the average value of its portfolio.

Principal Investment Strategy

To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in emerging market countries, including other investment companies (underlying funds) that invest in such securities.  The fund considers emerging market countries to be all countries represented in the Morgan Stanley Capital International (MSCI®)Emerging Markets Index (MSCI EM Index), the fund's benchmark index.

The fund is designed to provide exposure to various portfolio managers and investment strategies that focus on investing in equity securities of emerging market issuers.  The fund normally allocates its assets among emerging market equity strategies employed by one or more underlying funds and/or subadvisers.  Underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs), and subadvisers may be affiliated or unaffiliated with The Dreyfus Corporation (Dreyfus), the fund's investment adviser.  The fund and the underlying funds also may invest in companies organized or with their principal place of business, or a majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets.  The fund and the underlying funds may invest in equity securities of any market capitalization.  The fund invests principally in common stocks.

The fund uses a "manager of managers" approach by selecting one or more experienced investment managers to serve as subadvisers to the fund.  The fund also uses a "fund of funds" approach by investing in one or more underlying funds.  As of the date of this prospectus, the fund allocates its assets among emerging market equity strategies employed by The Boston Company Asset Management, LLC (the TBCAM Strategy) and Mellon Capital Management Corporation (the Mellon Capital Strategy), each an affiliate of Dreyfus, and one affiliated underlying fund, Dreyfus Global Emerging Markets Fund, which is sub-advised by Newton Capital Management Limited (the Newton Fund).  Currently, one-third of the fund's total assets is allocated to each of the TBCAM Strategy,the Mellon Capital Strategy and the Newton Fund.  The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  A subadviser will have complete discretion to invest its allocated portion of the fund's assets as it deems appropriate, based on its particular investment process, philosophy, style and strategy.

Dreyfus determines the investment strategies and sets the target allocations.  Dreyfus will allocate new inflows and outflows of fund assets to the TBCAM Strategy, the Mellon Capital Strategy and the Newton Fund in accordance with the target weightings, and will rebalance the fund's portfolio at least quarterly if the amount allocated to a particular investment strategy varies from the normal targeted allocation by 10% or more because of market fluctuations.

As a result of the fund's overall investment program, including the allocation of the fund's assets to the different investment strategies, the fund's country, sector and industry weightings will vary at any given time from those of the MSCI EM Index.

TBCAM Strategy.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy make both strategic and opportunistic investments.  Strategic investments are recommended by a team of emerging market analysts supported by a global research platform.  The analysts are organized into emerging market groupings based on their area of regional/industry expertise.  These analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy invest the fund's assets in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  Opportunistic investments are selected by the portfolio managers, who also coordinate country selection decisions and manage risk at the overall strategy level with respect to the portion of the fund's assets allocated to the TBCAM Strategy.  Opportunistic investments typically include companies with special situations, a hidden catalyst for price appreciation, or investments selected for tactical positioning purposes.  Opportunistic investments may be as much as 30% of the portion of the fund's assets allocated to the TBCAM Strategy and may include the equity securities of companies in both developed and frontier markets.  The country allocation process is a function of relative valuation, combining top down qualitative and quantitative analysis with the bottom-up research process employed by the analysts.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy use the sector and country weightings of the MSCI EM Index as a guide; however, the portfolio's sector and country weightings may significantly vary from those of the index.

Mellon Capital Strategy.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy apply a systematic, quantitative investment approach in managing its allocated portion of the fund's assets, which is designed to identify and exploit relative misvaluations in equity securities of emerging market issuers.  Mellon Capital uses a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR).  Mellon Capital constructs a portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  Within each sector and style subset, the portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy overweight the most attractive stocks and underweight or zero weight the stocks that have been ranked least attractive.

Newton Fund.  This underlying fund invests principally in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Newton Fund's sub-adviser, Newton Capital Management Limited (Newton), an affiliate of Dreyfus, employs a fundamental bottom-up investment process that emphasizes quality, return on capital employed and governance.  The process of identifying investment ideas begins by identifying a core list of investment themes.  These themes are based primarily on observable global economic, industrial, or social trends that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others.  Newton then identifies specific companies using investment themes to help focus on areas where thematic and strategic research indicates positive returns are likely to be achieved.

Principal Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency.  It is not a complete investment program.  The fund's share price fluctuates, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

•
Allocation risk. There can be no assurance that the allocation of the fund's assets among investment strategies, subadvisers and underlying funds will be effective in achieving the fund's investment goal.

•
Manager of managers risk.  Each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another.  As a result, the fund's exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.  In addition, if one subadviser buys a security during a time frame when another subadviser sells it, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.

•
Conflicts of interest risk.  Dreyfus or its affiliates may serve as investment adviser to one or more of the underlying funds, each of which pays advisory fees at different rates to Dreyfus or its affiliates.  The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same.  Moreover, a subadviser may have potential conflicts of interest which could interfere with its management of the fund's assets allocated to it.  In addition, the activities in which a subadviser and its affiliates may be involved may limit or preclude the flexibility that the fund may otherwise have to participate in certain investments.  These situations are considered by the fund's board when it reviews the asset allocations for the fund.

•
ETF and other investment company risk.  The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest.  When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund.

The fund invests in shares of underlying funds and thus the fund is subject to the same investment risks as the underlying fund(s) in which it invests.  Risks associated with an investment in the fund as a result of its direct investments and its investment in one or more underlying funds, as applicable, are described below.  References to the fund below include underlying funds.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions or because of factors that affect the particular company or the company's industry.

•
Country, industry and market sector risk.  The fund may significantly overweight or underweight, relative to the MSCI EM Index, certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

•
Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

•
Emerging market risk.  The securities of issuers located in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.

•
Frontier market risk.  The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries.  Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets.  Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.

•
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•
Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

•
Market capitalization risk (small-, mid- and large-cap stock risk).  To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically. Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.

Performance

The following bar chart and table provide some indication of the risks of investing in the fund.  The bar chart shows changes in the performance of the fund's Class I shares from year to year.  The table compares the average annual total returns of the fund's shares to those of a broad measure of market performance.  The fund's past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.  The fund changed its investment strategy on January 31, 2014.  Prior to that date, the fund invested in individual securities using a bottom-up investment approach which emphasized individual stock selection through the use of proprietary computer models and fundamental analysis.  The fund did not use a "manager of managers" or "fund of funds" approach.  Different investment strategies may lead to different performance results.  The fund's performance for periods prior to January 31, 2014 reflects the investment strategy in effect prior to that date.  Sales charges, if any, are not reflected in the bar chart, and if those charges were included, returns would have been less than those shown.  Since the fund's Class Y shares are new, past performance information is not available for Class Y shares as of the date of this prospectus.  More recent performance information may be available at www.dreyfus.com.

Year-by-Year Total Returns as of 12/31 each year (%) Class I
Best Quarter Q2, 2009: 33.06% Worst Quarter Q4, 2008: -28.88%

After-tax performance is shown only for Class I shares.  After-tax performance of the fund's other share classes will vary.  After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes.  Actual after-tax returns depend on the investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

For the fund's Class A and C shares, periods prior to the inception date reflect the performance of the fund's Class I shares adjusted to reflect any applicable sales charges.  Such performance figures have not been adjusted to reflect applicable class fees and expenses; if such fees and expenses had been reflected, the performance shown for Class A and C shares for such periods would have been lower.  For comparative purposes, the value of the MSCI EM Index on June 30, 2006 is used as the beginning value on July 10, 2006.

Average Annual Total Returns (as of 12/31/13)
Class (Inception Date)	1 Year	5 Years	Since 7/10/06
Class I (7/10/06) returns before taxes	0.07%	13.78%	6.71%
Class I returns after taxes on distributions	0.05%	13.43%	5.95%
Class I returns after taxes on distributions and sale of fund shares	0.73%	12.50%	5.88%
Class A (3/31/09) returns before taxes	-5.92%	11.85%	5.49%
Class C (3/31/09) returns before taxes	-1.94%	12.36%	5.81%
MSCI EM Index reflects no deduction for fees, expenses or taxes	-2.60%	14.79%	6.46%

Portfolio Management

Investment Adviser

The fund's investment adviser is The Dreyfus Corporation.

Subadvisers and Primary Portfolio Managers

The Boston Company Asset Management, LLC (TBCAM).  Members of TBCAM's global research team have been responsible for the day-to-day management of the portion of the fund's portfolio managed by TBCAM since January 31, 2014.  The team members primarily responsible for managing the portion of the fund's portfolio managed by TBCAM are Elizabeth Slover, Michelle Y. Chan, CFA and Gaurav Patankar.  Ms. Slover is a senior managing director and is the director of TBCAM's global research team.  Ms. Chan is a director and a senior research analyst on TBCAM's global research team.  Mr. Patankar is a managing director at TBCAM and a portfolio manager/senior analyst on TBCAM's global research team.

Mellon Capital Management Corporation (Mellon Capital).  Warren Chiang, CFA Ronald P. Gala, CFA and Peter D. Goslin, CFA have been the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Mellon Capital since January 31, 2014.  Messrs. Chiang and Gala are managing directors and Mr. Goslin is a vice president of Mellon Capital.

Purchase and Sale of Fund Shares

In general, for each share class, other than Class Y, the fund's minimum initial investment is $1,000 and the minimum subsequent investment is $100.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  You may sell (redeem) your shares on any business day by calling 1-800-DREYFUS (inside the U.S. only) or by visiting www.dreyfus.com.  If you invested in the fund through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, you may mail your request to sell shares to Dreyfus Institutional Department, P.O. Box 9882, Providence, Rhode Island 02940-8082.  If you invested directly through the fund, you may mail your request to sell shares to Dreyfus Shareholder Services, P.O. Box 9879, Providence, Rhode Island 02940-8079.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.

Tax Information

The fund's distributions are taxable as ordinary income or capital gains, except when your investment is through an IRA, 401(k) plan or other tax-advantaged investment plan (in which case you may be taxed upon withdrawal of your investment from such account).

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares (other than Class Y shares) through a broker-dealer or other financial intermediary (such as a bank), the fund and its related companies may pay the intermediary for the sale of fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the fund over another investment.  Ask your salesperson or visit your financial intermediary's website for more information.

Fund Details

Goal and Approach

The fund seeks long-term growth of capital.  To pursue its goal, the fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in equity securities (or other instruments with similar economic characteristics) of companies located, organized, or with a majority of assets or business in emerging market countries, including other investment companies (underlying funds) that invest in such securities.  The fund's investment objective and the policy with respect to the investment of 80% of its net assets may be changed by the fund's board, upon 60 days' prior notice to shareholders.  The fund considers a company to be located in an emerging market country when the company's principal place of business is in an emerging market country.  The fund considers emerging market countries to be all countries represented in the MSCI EM Index, the fund's benchmark index.  The MSCI EM Index is a free float-adjusted, market-capitalization-weighted index designed to measure the equity performance of emerging market countries in Africa, Asia, Europe, Latin America and the Middle East.

The fund is designed to provide exposure to various portfolio managers and investment strategies that focus on investing in equity securities of emerging market issuers.  The fund normally allocates its assets among emerging market equity strategies employed by one or more underlying funds and/or subadvisers.  Underlying funds may include other funds in the Dreyfus Family of Funds and unaffiliated open-end funds, closed-end funds and exchange-traded funds (ETFs), and subadvisers may be affiliated or unaffiliated with Dreyfus, the fund's investment adviser.  The fund and the underlying funds also may invest in companies organized or with their principal place of business, or a majority of assets or business, in developed markets and pre-emerging markets, also known as frontier markets.  The fund and the underlying funds may invest in equity securities of companies with any market capitalization.  The fund invests principally in common stocks, but its equity investments also may include preferred stocks, convertible securities, depositary receipts (such as American Depositary Receipts) and warrants, including those purchased in initial public offerings (IPOs) or shortly thereafter.

The fund uses a "manager of managers" approach by selecting one or more experienced investment managers to serve as subadvisers to the fund.  The fund also uses a "fund of funds" approach by investing in one or more underlying funds.  As of the date of this prospectus, the fund allocates its assets among emerging market equity strategies employed by The Boston Company Asset Management, LLC (the TBCAM Strategy) and Mellon Capital Management Corporation (the Mellon Capital Strategy), each an affiliate of Dreyfus, and one affiliated underlying fund, Dreyfus Global Emerging Markets Fund, which is sub-advised by Newton Capital Management Limited (the Newton Fund).  Currently, one-third of the fund's total assets is allocated to each of the TBCAM Strategy, the Mellon Capital Strategy and the Newton Fund.  The fund may hire, terminate or replace subadvisers and modify material terms and conditions of subadvisory arrangements without shareholder approval.  A subadviser will have complete discretion to invest its allocated portion of the fund's assets as it deems appropriate, based on its particular investment process, philosophy, style and strategy.  While each subadviser is subject to the oversight of Dreyfus, Dreyfus does not attempt to coordinate or manage the day-to-day investments of any subadviser.  From time to time, the subadvisers may invest a significant portion of the fund's assets allocated to them in the securities of companies in the same sector, market capitalization and/or geographic categories.

Dreyfus determines the investment strategies and sets the target allocations.  Dreyfus will allocate new inflows and outflows of fund assets to the TBCAM Strategy, the Mellon Capital Strategy and the Newton Fund in accordance with the target weightings, and will rebalance the fund's portfolio at least quarterly if the amount allocated to a particular investment strategy varies from the normal targeted allocation by 10% or more because of market fluctuations.

The investment strategies and the target weightings have been selected for investment over longer time periods, but may be changed without shareholder approval or prior notice.  The target weightings will deviate over the short term because of market movements and fund cash flows.  The target weightings do not reflect the fund's working cash balance—a portion of the fund's portfolio may be held in cash due to purchase and redemption activity and other short term cash needs.  Any changes to the investment strategies or the allocation weightings may be implemented over a reasonable period of time.  Dreyfus has the discretion to change the investment strategies, including whether to implement a strategy employed by Dreyfus or its affiliates, an underlying fund or a subadviser, and the target allocations when Dreyfus deems it appropriate.

As a result of the fund's overall investment program, including the allocation of the fund's assets to the different investment strategies, the fund's country, sector and industry weightings will vary at any given time from those of the MSCI EM Index.

Although not a principal investment strategy, the fund and certain underlying funds may, but are not required to, use derivatives or other strategic instruments, such as options, futures and options on futures (including those relating to stocks, indexes and foreign currencies), forward contracts, swap agreements (including total return swap agreements), contracts for difference and other derivative instruments, as a substitute for investing directly in an underlying asset, to increase returns, to manage foreign currency risk, as part of a hedging strategy or for other purposes related to the management of the fund or underlying fund.  A derivatives contract will obligate or entitle the fund or underlying fund to deliver or receive an asset or cash payment based on the change in value of one or more underlying investments, indices or currencies.  Total return swap agreements are contracts in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specified period, in return for periodic payments based on a fixed or variable interest rate or the total return from other underlying assets.  Total return swap agreements may be used to obtain exposure to a security or market without owning or taking physical custody of such security or investing directly in such market.  Contracts for difference generally are used to obtain long or short exposure to securities or a securities index without owning or taking physical custody of such securities.  The fund and certain underlying funds also may make forward commitments in which the fund or underlying fund agrees to buy or sell a security in the future at an agreed upon price.  To the extent such instruments have similar economic characteristics to equity securities as described in the fund's policy with respect to the investment of 80% of its net assets, these investments will be considered investments included within such policy.

Description of the TBCAM and Mellon Capital Strategies and the Newton Fund

The following describes the investment strategies employed by the portfolio managers responsible for the TBCAM Strategy and the Mellon Capital Strategy in choosing investments for the fund and by the Newton Fund.

TBCAM Strategy.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy make both strategic and opportunistic investments.  Strategic investments are recommended by a team of emerging market analysts supported by a global research platform.  The analysts are organized into emerging market groupings based on their area of regional/industry expertise.  These analysts utilize a fundamental, bottom-up research process to identify investments for the fund.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy invest the fund's assets in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.  Opportunistic investments are selected by the portfolio managers, who also coordinate country selection decisions and manage risk at the overall strategy level with respect to the portion of the fund's assets allocated to the TBCAM Strategy.  Opportunistic investments typically include companies with special situations, a hidden catalyst for price appreciation, or investments selected for tactical positioning purposes.  Opportunistic investments may be as much as 30% of the portion of the fund's assets allocated to the TBCAM Strategy and may include the equity securities of companies in both developed and frontier markets.  The country allocation process is a function of relative valuation, combining top down qualitative and quantitative analysis with the bottom-up research process employed by the analysts.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy use the sector and country weightings of the MSCI EM Index as a guide; however, the portfolio's sector and country weightings may significantly vary from those of the index.

The portfolio managers responsible for managing the portion of the fund's assets allocated to the TBCAM Strategy generally will sell securities when they believe that there has been a negative change in the company's fundamentals, the company has lost favor in the current market or economic environment or a more attractive opportunity has been identified.

Mellon Capital Strategy.  The portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy apply a systematic, quantitative investment approach in managing its allocated portion of the fund's assets, which is designed to identify and exploit relative misvaluations in equity securities of emerging market issuers.  Mellon Capital uses a proprietary valuation model that identifies and ranks stocks (Composite Alpha Ranking or CAR) based on:

•	a long-term relative valuation model that utilizes forward looking estimates of risk and return;
•
an Earnings Sustainability (ES) model that gauges how well earnings forecasts are likely to reflect changes in future cash flows.  Measures of ES help stock selection strategy by tilting the fund's portfolio away from stocks with poor ES and tilting it towards stocks with strong ES; and

•	a set of Behavioral Factors, including earnings revisions and share buybacks that provide the portfolio managers with information about potential misvaluations of stocks.

Mellon Capital constructs a portfolio through a systematic structured approach, focusing on stock selection as opposed to making proactive decisions as to industry or sector exposure.  Within each sector and style subset, the portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy overweight the most attractive stocks and underweight or zero weight the stocks that have been ranked least attractive.  This approach differs from conventional portfolio management in that, generally, Mellon Capital will strictly adhere to underlying models in selecting portfolio securities.  In unusual circumstances, Mellon Capital may deviate from the models.  Mellon Capital may enhance the models from time to time, depending on its ongoing research efforts.

The portfolio managers responsible for managing the portion of the fund's assets allocated to the Mellon Capital Strategy typically will consider selling a security if the company's relative attractiveness deteriorates or if valuation becomes excessive.  These portfolio managers may sell a security if an event occurs that contradicts the portfolio managers' rationale for owning it, such as deterioration in the company's fundamentals, or if better investment opportunities emerge elsewhere.  These sell decisions generally are based on the portfolio managers' adherence to the underlying models.

Newton Fund.  This underlying fund principally invests in common stocks and other equity securities (or derivative or other strategic instruments with similar economic characteristics) of companies organized or with their principal place of business, or majority of assets or business, in emerging market countries.  The Newton Fund also may invest in companies organized or with their principal place of business, or majority of assets or business, in developed markets and frontier markets.

Newton, an affiliate of Dreyfus, is the Newton Fund's subadviser.  Newton employs a fundamental bottom-up investment process that emphasizes quality (i.e., stock fundamentals and strength of balance sheet), return on capital employed (i.e., stocks achieving a good return on capital through the market cycle) and governance (i.e., well-managed companies that prioritize shareholder interests).  The process of identifying investment ideas begins by identifying a core list of investment themes. These themes are based primarily on observable global economic, industrial, or social trends that Newton believes will positively affect certain sectors or industries and cause stocks within these sectors or industries to outperform others. Such themes may include:

•	key trends in economic variables, such as a country’s gross domestic product, inflation and interest rates;
•	demographic or social trends and their effects on companies, countries, markets and industries;
•	investment themes, such as the expected impact of technology and globalization on industries and brands;
•	governmental policy;
•	relative valuations of equities, bonds and cash investments; and
•	long-term trends in currency movements.

Newton then identifies specific companies, through fundamental global sector and stock research, using investment themes to help focus the search on areas where the thematic and strategic research indicates positive returns are likely to be achieved.  Newton conducts an initial screening of the universe of stocks by reviewing, among other factors, a company’s price-to-earnings ratios, positive earnings momentum, earnings per share growth expectations, and earnings stability.  Newton also utilizes a variety of valuation techniques, which include earnings, asset value, cash flow and cost of capital measurements, in conducting its fundamental analysis.  The Newton Fund’s portfolio managers then select the stocks believed to be most attractive based on this evaluation.  Newton’s culture encourages all investment professionals to contribute to the data as they observe trends they believe will have an influence on global markets.

The Newton Fund’s portfolio managers typically will consider selling a security as a result of one or more of the following:

•	a change in investment theme or strategy;
•	profit-taking;
•	a significant change in the prospects of the company;
•	price movement and market activity have created an excessive valuation; or
•	unfavorable relative risk/reward balance versus other opportunities.

The Newton Fund is non-diversified, which means that a relatively high percentage of this underlying fund's assets may be invested in a limited number of issuers.  Therefore, the Newton Fund's performance may be more vulnerable to changes in the market value of a single issuer or group of issuers and more susceptible to risks associated with a single economic, political or regulatory occurrence than a diversified fund.

Investment Risks

An investment in the fund is not a bank deposit.  It is not insured or guaranteed by the FDIC or any other government agency.  It is not a complete investment program.  The value of your investment in the fund will fluctuate, sometimes dramatically, which means you could lose money.

An investment in the fund is subject to the following principal risks:

•
Allocation risk.  The ability of the fund to achieve its investment goal depends, in part, on the ability of Dreyfus to allocate effectively the fund's assets among investment strategies, subadvisers and underlying funds.  There can be no assurance that the actual allocations will be effective in achieving the fund's investment goal or that an investment strategy, subadviser or underlying fund will achieve its particular investment objective.

•
Manager of managers risk.  Each subadviser makes investment decisions independently and it is possible that the investment styles of the subadvisers may not complement one another.  As a result, the fund's exposure to a given stock, industry, sector, market capitalization, geographic area or investment style could unintentionally be greater or smaller than it would have been if the fund had a single adviser or investment strategy.  In addition, if one subadviser buys a security during a time frame when another subadviser sells it, the fund will incur transaction costs and the fund's net position in the security may be approximately the same as it would have been with a single adviser and no such sale and purchase.  It is also possible that two or more subadvisers purchase the same security at the same time without aggregating their transactions, resulting in higher portfolio transaction expenses.

•
Conflicts of interest risk.  Dreyfus or its affiliates may serve as investment adviser to one or more of the underlying funds, each of which pays advisory fees at different rates to Dreyfus or its affiliates.  The interests of the fund on the one hand, and those of an underlying fund on the other, will not always be the same.  Therefore, conflicts may arise as Dreyfus fulfills its fiduciary duty to the fund and the underlying funds.  Moreover, a subadviser may have potential conflicts of interest which could interfere with its management of the fund's assets allocated to it.  For example, a subadviser may manage other investment funds or have other clients that may be similar to, or overlap with, the investment objective and strategies of the fund, but which have different fee structures than those of the fund, creating potential conflicts of interest in investment decisions regarding investments that may be appropriate for the fund and the subadviser's other clients.  In addition, the activities in which a subadviser and its affiliates may be involved may limit or preclude the flexibility that the fund may otherwise have to participate in certain investments.  These situations are considered by the fund's board when it reviews the asset allocations for the fund.

•
ETF and other investment company risk.  The risks of investing in other investment companies, including ETFs, typically reflect the risks associated with the types of instruments in which the investment companies and ETFs invest.  When the fund or an underlying fund invests in another investment company or ETF, shareholders of the fund will bear indirectly their proportionate share of the expenses of the other investment company or ETF (including management fees) in addition to the expenses of the fund.  ETFs are exchange-traded investment companies that are, in many cases, designed to provide investment results corresponding to an index.  The value of the underlying securities can fluctuate in response to activities of individual companies or in response to general market and/or economic conditions.  The fund or underlying fund will incur brokerage costs when purchasing and selling shares of ETFs.

The fund invests in shares of underlying funds and thus the fund is subject to the same investment risks as the underlying fund(s) in which it invests.  Risks associated with an investment in the fund as a result of its direct investments and its investment in one or more underlying funds, as applicable, are described below.  References to the fund below include underlying funds.

•
Risks of stock investing.  Stocks generally fluctuate more in value than bonds and may decline significantly over short time periods.  There is the chance that stock prices overall will decline because stock markets tend to move in cycles, with periods of rising prices and falling prices.  The market value of a stock may decline due to general market conditions that are not related to the particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.  A security's market value also may decline because of factors that affect the particular company, such as management performance, financial leverage, and reduced demand for the company's products or services, or factors that affect the company's particular industry, such as labor shortages or increased production costs and competitive conditions within an industry.

•
Country, industry and market sector risk.  The fund may significantly overweight or underweight, relative to the MSCI EM Index, certain countries, companies, industries or market sectors, which may cause the fund's performance to be more or less sensitive to developments affecting those countries, companies, industries or sectors.

•
Foreign investment risk.  To the extent the fund invests in foreign securities, the fund's performance will be influenced by political, social and economic factors affecting investments in foreign issuers.  Special risks associated with investments in foreign issuers include exposure to currency fluctuations, less liquidity, less developed or less efficient trading markets, lack of comprehensive company information, political and economic instability and differing auditing and legal standards.  Investments denominated in foreign currencies are subject to the risk that such currencies will decline in value relative to the U.S. dollar and affect the value of these investments held by the fund.

•
Emerging market risk.  The securities of issuers located in emerging market countries tend to be more volatile and less liquid than the securities of issuers located in countries with more mature economies, and emerging markets generally have less diverse and less mature economic structures and less stable political systems than those of developed countries.  The securities of issuers located or doing substantial business in emerging markets are often subject to rapid and large changes in price.  In particular, countries with emerging markets may have relatively unstable governments, may present the risk of sudden adverse government or regulatory action and even nationalization of businesses, may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries.  The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates.  Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult. Transaction settlement and dividend collection procedures also may be less reliable in emerging markets than in developed markets.

•
Frontier market risk.  The risks associated with investments in frontier market countries include all the risks described above for investments in foreign securities and emerging markets, although the risks are magnified for frontier market countries.  Because frontier markets are among the smallest, least mature and least liquid of the emerging markets, investments in frontier markets generally are subject to a greater risk of loss than investments in developed markets or traditional emerging markets.  Frontier market countries have smaller economies, less developed capital markets, greater market volatility, lower trading volume, more political and economic instability, greater risk of a market shutdown and more governmental limitations on foreign investments than typically found in more developed markets.  Frontier markets are more prone to economic shocks associated with political and economic risks than are emerging markets generally.  Many frontier market countries may be dependent on commodities, foreign trade or foreign aid.  As a result, those risks traditionally associated with investments in emerging markets are more pronounced with respect to investments in frontier market economies.

•
Foreign currency risk.  Investments in foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar or, in the case of hedged positions, that the U.S. dollar will decline relative to the currency being hedged.  Currency exchange rates may fluctuate significantly over short periods of time.  Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government intervention and controls.

•
Growth and value stock risk.  By investing in a mix of growth and value companies, the fund assumes the risks of both.  Investors often expect growth companies to increase their earnings at a certain rate.  If these expectations are not met, investors can punish the stocks inordinately, even if earnings do increase.  In addition, growth stocks may lack the dividend yield that may cushion stock prices in market downturns.  Value stocks involve the risk that they may never reach their expected full market value, either because the market fails to recognize the stock's intrinsic worth, or the expected value was misgauged.  They also may decline in price even though in theory they are already undervalued.

•
Market capitalization risk (small-, mid- and large-cap stock risk).  To the extent the fund emphasizes small-, mid-, or large-cap stocks, it will assume the associated risks.  At any given time, any of these market capitalizations may be out of favor with investors.  Compared to small- and mid-cap companies, large-cap companies may be less responsive to changes and opportunities affecting their business.  To the extent the fund invests in small- and mid-cap companies, it will be subject to additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies.  The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the pricing of these securities and the fund's ability to sell these securities.  These companies may have limited product lines, markets or financial resources, or may depend on a limited management group.  Some of the fund's investments will rise and fall based on investor perception rather than economic factors.  Other investments may be made in anticipation of future products, services or events whose delay or cancellation could cause the stock price to drop.

•
Liquidity risk.  When there is little or no active trading market for specific types of securities, it can become more difficult to sell the securities in a timely manner at or near their perceived value.  In such a market, the value of such securities and the fund's share price may fall dramatically.  Investments in foreign securities, particularly those of issuers located in emerging markets, tend to have greater exposure to liquidity risk than domestic securities.  Liquidity risk also exists when a particular derivative instrument is difficult to purchase or sell.  If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately-negotiated derivatives, including contracts for difference and swap agreements), it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price.

In addition to the principal risks described above, the fund, directly or through its investment in one or more underlying funds, is subject to the following additional risks described below.  References to the fund below include underlying funds.

•
Convertible securities risk.  Convertible securities may be converted at either a stated price or stated rate into underlying shares of common stock.  Convertible securities generally are subordinated to other similar but non-convertible securities of the same issuer.  Although to a lesser extent than with fixed-income securities, the market value of convertible securities tends to decline as interest rates increase.  In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock.  Although convertible securities provide for a stable stream of income, they are subject to the risk that their issuers may default on their obligations.  Convertible securities also offer the potential for capital appreciation through the conversion feature, although there can be no assurance of capital appreciation because securities prices fluctuate.  Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

•
Preferred stock risk.  Preferred stock is a class of a capital stock that typically pays dividends at a specified rate.  Preferred stock is generally senior to common stock, but subordinate to debt securities, with respect to the payment of dividends and on liquidation of the issuer.  The market value of preferred stock generally decreases when interest rates rise and is also affected by the issuer's ability to make payments on the preferred stock.

•
Depositary receipts risk.  Depositary receipts may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency risk, political and economic risk and market risk, because their values depend on the performance of the non-dollar denominated underlying foreign securities.  Certain countries may limit the ability to convert depositary receipts into the underlying foreign securities and vice versa, which may cause the securities of the foreign company to trade at a discount or premium to the market price of the related depositary receipt.  In addition, holders of unsponsored depositary receipts generally bear all the costs of such facilities, and the depositary of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited security or to pass through voting rights to the holders of the depositary receipts with respect to the deposited securities.

•
Derivatives risk.  A small investment in derivatives could have a potentially large impact on the fund's performance.  The use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in the underlying assets.  Derivatives can be highly volatile, illiquid and difficult to value, and there is the risk that changes in the value of a derivative held by the fund will not correlate with the underlying instruments or the fund's other investments.  Derivative instruments, such as contracts for difference, swap agreements, forward contracts and over-the-counter options, also involve the risk that a loss may be sustained as a result of the failure of the counterparty to the derivative instruments to make required payments or otherwise comply with the derivative instruments' terms.  Many of the regulatory protections afforded participants on organized exchanges for futures contracts and exchange-traded options, such as the performance guarantee of an exchange clearing house, are not available in connection with over-the-counter derivative transactions.  Certain types of derivatives, including contracts for difference, swap agreements, forward contracts and other over-the-counter transactions, involve greater risks than the underlying obligations because, in addition to general market risks, they are subject to illiquidity risk, counterparty risk, credit risk and pricing risk.  Because many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, reference rate or index can result in a loss substantially greater than the amount invested in the derivative itself.  Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.  The fund may be required to segregate liquid assets, or otherwise cover its obligations, relating to the fund's transactions in derivatives.  These requirements assume the obligation is for full payment of the value of the underlying instrument, in cash or by physical delivery, at the settlement date; thus, the fund must set aside liquid assets equal to such derivatives contract's full notional value (generally, the total numerical value of the asset underlying a derivatives contract at the time of valuation) while the positions are open.  If the derivatives contract provides for periodic cash settlement during the term of the transaction or cash payment of the gain or loss under the transaction at the settlement date, the fund may segregate liquid assets in an amount equal to the fund's daily marked-to-market net obligation (i.e., the fund's daily net liability) under the contract, if any.  By setting aside assets equal to only its net obligations, the fund may employ leverage to a greater extent than if the fund were required to segregate assets equal to the full notional value of such contracts.  Future rules and regulations of the Securities and Exchange Commission (SEC) may impact the fund's operations as described in this prospectus.

•
Leverage risk.  The use of leverage, such as lending portfolio securities, entering into contracts for difference, swap agreements, futures contracts or forward currency contracts and engaging in forward commitment transactions, may magnify the fund's gains or losses.

•
IPO risk.  The prices of securities purchased in IPOs can be very volatile.  The effect of IPOs on the fund's performance depends on a variety of factors, including the number of IPOs the fund invests in relative to the size of the fund and whether and to what extent a security purchased in an IPO appreciates or depreciates in value.  As a fund's asset base increases, IPOs often have a diminished effect on such fund's performance.

•
Warrants risk.  Warrants are subject to the same market risk as stocks, but may be more volatile in price.  An investment in warrants would not entitle the fund to receive dividends or exercise voting rights and will become worthless if the warrants cannot be profitably exercised before the expiration dates.

•
Forward commitments risk.  The purchase or sale of securities on a forward commitment basis means delivery and payment take place at a future date at a predetermined price.  When purchasing a security on a forward commitment basis, the fund would assume the risks of ownership of the security, including the risk of price fluctuations, and takes such fluctuations into account when determining its net asset value.

•	Portfolio turnover risk. The fund may engage in short-term trading, which could produce higher transactions costs and taxable distributions, and lower the fund's after-tax performance.

•
Other potential risks.  The fund may lend its portfolio securities to brokers, dealers and other financial institutions.  In connection with such loans, the fund will receive collateral from the borrower equal to at least 100% of the value of loaned securities.  If the borrower of the securities fails financially, there could be delays in recovering the loaned securities or exercising rights to the collateral.

Under adverse market conditions, the fund could invest some or all of its assets in U.S. Treasury securities and money market securities or hold cash.  Although the fund would do this for temporary defensive purposes, it could reduce the benefit from any upswing in the market.  During such periods, the fund may not achieve its investment objective.  Under adverse market conditions, the fund also may invest more than 20% of its assets in the securities of U.S. issuers.

Management

The investment adviser for the fund is The Dreyfus Corporation, 200 Park Avenue, New York, New York 10166.  Founded in 1947, Dreyfus manages approximately $267 billion in 166 mutual fund portfolios.  The fund has agreed to pay Dreyfus an investment advisory fee at the annual rate of 1.10% of the value of the fund's average daily net assets, other than assets allocated to investments in underlying funds; no investment advisory fee is applied to any portion of the fund's average daily net assets allocated to investments in underlying funds.  For the past fiscal year, Dreyfus waived receipt of its investment advisory fee pursuant to an undertaking in effect.  A discussion regarding the basis for the board's approving the fund's investment advisory agreement with Dreyfus is available in the fund's semiannual report for the six-month period ended March 28, 2013.  Dreyfus is the primary mutual fund business of The Bank of New York Mellon Corporation (BNY Mellon), a global financial services company focused on helping clients manage and service their financial assets, operating in 35 countries and serving more than 100 markets.  BNY Mellon is a leading investment management and investment services company, uniquely focused to help clients manage and move their financial assets in the rapidly changing global marketplace.  BNY Mellon has $27.6 trillion in assets under custody and administration and $1.6 trillion in assets under management.  BNY Mellon is the corporate brand of The Bank of New York Mellon Corporation.  BNY Mellon Investment Management is one of the world's leading investment management organizations, and one of the top U.S. wealth managers, encompassing BNY Mellon's affiliated investment management firms, wealth management services and global distribution companies.  Additional information is available at www.bnymellon.com.

The Dreyfus asset management philosophy is based on the belief that discipline and consistency are important to investment success.  For each fund, Dreyfus seeks to establish clear guidelines for portfolio management and to be systematic in making decisions.  This approach is designed to provide each fund with a distinct, stable identity.

Dreyfus has obtained an exemptive order from the SEC, upon which the fund may rely, to use a manager of managers approach that permits Dreyfus, subject to certain conditions and approval by the fund's board, to enter into and materially amend sub-investment advisory agreements with one or more subadvisers who are either unaffiliated with Dreyfus or are wholly-owned subsidiaries (as defined in the Investment Company Act of 1940, as amended) of Dreyfus' ultimate parent company, BNY Mellon, without obtaining shareholder approval.  The order also relieves the fund from disclosing the sub-investment advisory fee paid by Dreyfus to an unaffiliated subadviser in documents filed with the SEC and provided to shareholders.  In addition, pursuant to the order, it is not necessary to disclose the sub-investment advisory fee payable by Dreyfus separately to a subadviser that is a wholly-owned subsidiary of BNY Mellon in documents filed with the SEC and provided to shareholders; such fees are to be aggregated with fees payable to Dreyfus.  Dreyfus has ultimate responsibility (subject to oversight by the fund's board) to supervise any subadviser and recommend the hiring, termination, and replacement of any subadviser to the fund's board.  One of the conditions of the order is that the fund's board, including a majority of the "non-interested" board members, must approve each new subadviser.  In addition, the fund is required to provide shareholders with information about each new subadviser within 90 days of the hiring of any new subadviser.

Subadvisers

Currently, the fund has selected the following subadvisers to manage allocated portions of the fund's assets:

The Boston Company Asset Management, LLC, located at BNY Mellon Center, One Boston Place, Boston, Massachusetts 02108, is a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon, founded in 1970.  Members of TBCAM's global research team have been responsible for the day-to-day management of the portion of the fund's portfolio managed by TBCAM since January 31, 2014.  The team members primarily responsible for managing the portion of the fund's portfolio managed by TBCAM are Elizabeth Slover, Michelle Y. Chan, CFA and Gaurav Patankar.  Ms. Slover is a senior managing director at TBCAM, which she joined in 2005, and is the director of TBCAM's global research team.  Ms. Chan is a director at TBCAM, which she joined in 2001, and is a senior research analyst on TBCAM's global research team.  Mr. Patankar is a managing director at TBCAM and a portfolio manager/senior analyst on TBCAM's global research team.  As of September 30, 2013, TBCAM managed more than $46.12 billion in assets in international and domestic equity and balanced portfolios for public, corporate, Taft-Hartley, defined benefit plans, as well as endowment/foundation clients and sub-advised relationships.

Mellon Capital Management Corporation, located at 50 Fremont Street, San Francisco, California 94105, is a registered investment adviser and an indirect wholly-owned subsidiary of BNY Mellon, founded in 1983.  Warren Chiang, CFA Ronald P. Gala, CFA and Peter D. Goslin, CFA have been the portfolio managers responsible for the day-to-day management of the portion of the fund's portfolio managed by Mellon Capital since January 31, 2014.  Mr. Chiang is a managing director and head of active equity strategies of Mellon Capital, which he joined in 1997.  Mr. Gala is a managing director and senior portfolio manager – active equity strategies of Mellon Capital and has been employed by other current or predecessor entities of BNY Mellon since 1993.  Mr. Goslin is a vice president and senior portfolio manager – active equity strategies of Mellon Capital, which he joined in 1999.  As of September 30, 2013, Mellon Capital had assets under management totaling approximately $334 billion (including $6.37 billion in overlay strategies).

The fund's Statement of Additional Information (SAI) provides additional portfolio manager information, including compensation, other accounts managed and ownership of fund shares.

MBSC Securities Corporation (MBSC), a wholly-owned subsidiary of Dreyfus, serves as distributor of the fund and of the other funds in the Dreyfus Family of Funds.  Any Rule 12b-1 fees and shareholder services fees, as applicable, are paid to MBSC for financing the sale and distribution of fund shares and for providing shareholder account service and maintenance, respectively.  Dreyfus or MBSC may provide cash payments out of its own resources to financial intermediaries that sell shares of funds in the Dreyfus Family of Funds (except Class Y shares) or provide other services.  Such payments are separate from any sales charges, 12b-1 fees and/or shareholder services fees or other expenses that may be paid by a fund to those intermediaries.  Because those payments are not made by fund shareholders or the fund, the fund's total expense ratio will not be affected by any such payments.  These payments may be made to intermediaries, including affiliates, that provide shareholder servicing, sub-administration, recordkeeping and/or sub-transfer agency services, marketing support and/or access to sales meetings, sales representatives and management representatives of the financial intermediary.  Cash compensation also may be paid from Dreyfus' or MBSC's own resources to intermediaries for inclusion of a fund on a sales list, including a preferred or select sales list or in other sales programs.  These payments sometimes are referred to as "revenue sharing."  From time to time, Dreyfus or MBSC also may provide cash or non-cash compensation to financial intermediaries or their representatives in the form of occasional gifts; occasional meals, tickets or other entertainment; support for due diligence trips; educational conference sponsorships; support for recognition programs; technology or infrastructure support; and other forms of cash or non-cash compensation permissible under broker-dealer regulations.  In some cases, these payments or compensation may create an incentive for a financial intermediary or its employees to recommend or sell shares of the fund to you.  Please contact your financial representative for details about any payments they or their firm may receive in connection with the sale of fund shares or the provision of services to the fund.

The fund, Dreyfus, TBCAM, Mellon Capital  and MBSC have each adopted a code of ethics that permits its personnel, subject to such code, to invest in securities, including securities that may be purchased or held by the fund.  Each code of ethics restricts the personal securities transactions of employees, and requires portfolio managers and other investment personnel to comply with the code's preclearance and disclosure procedures.  The primary purpose of the respective codes is to ensure that personal trading by employees does not disadvantage any fund managed by Dreyfus or its affiliates.

Shareholder Guide

Choosing a Share Class

The fund is designed primarily for people who are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan.  Third parties with whom you open a fund account may impose policies, limitations and fees that are different from those described in this prospectus.  Consult a representative of your plan or financial institution for further information.

This prospectus offers Class A, C, I and Y shares of the fund.

Your financial representative may receive different compensation for selling one class of shares than for selling another class.  It is important to remember that any contingent deferred sales charge (CDSC) or Rule 12b-1 fees have the same purpose as the front-end sales charge:  to compensate the distributor for concessions and expenses it pays to dealers and financial institutions in connection with the sale of fund shares.  A CDSC is not charged on fund shares acquired through the reinvestment of fund dividends.  Because the Rule 12b-1 fee is paid out of the fund's assets on an ongoing basis, over time it will increase the cost of your investment and may cost you more than paying other types of sales charges.

The different classes of fund shares represent investments in the same portfolio of securities, but the classes are subject to different expenses and will likely have different share prices.  When choosing a class, you should consider your investment amount, anticipated holding period, the potential costs over your holding period and whether you qualify for any reduction or waiver of the sales charge.

A complete description of these classes follows.  You should review these arrangements with your financial representative before determining which class to invest in.

Class A Shares

When you invest in Class A shares, you pay the public offering price, which is the share price, or net asset value (NAV), plus the initial sales charge that may apply to your purchase.  The amount of the initial sales charge is based on the size of your investment, as the following table shows.  We also describe below how you may reduce or eliminate the initial sales charge (see "Sales Charge Reductions and Waivers").  Class A shares are subject to an annual shareholder services fee of .25% paid to the fund's distributor for shareholder account service and maintenance.

Since some of your investment goes to pay an up-front sales charge when you purchase Class A shares, you purchase fewer shares than you would with the same investment in Class C shares.  Nevertheless, you are usually better off purchasing Class A shares, rather than Class C shares, and paying an up-front sales charge if you:

•	plan to own the shares for an extended period of time, since the ongoing Rule 12b-1 fees on Class C shares may eventually exceed the cost of the up-front sales charge; and

•	qualify for a reduced or waived sales charge

If you invest $1 million or more (and are not eligible to purchase Class I or Y  shares), Class A shares will always be the most advantageous choice.

	Total Sales Load -- Class A Shares
Amount of Transaction	As a % of Offering Price per Share	As a % of Net Asset Value per Share
Less than $50,000	5.75	6.10
$50,000 to less than $100,000	4.50	4.71
$100,000 to less than $250,000	3.50	3.63
$250,000 to less than $500,000	2.50	2.56
$500,000 to less than $1,000,000	2.00	2.04
$1,000,000 or more	-0-	-0-

No sales charge applies on investments of $1 million or more, but a CDSC of 1% may be imposed on certain redemptions of such shares within one year of the date of purchase.

Sales Charge Reductions and Waivers

To receive a reduction or waiver of your initial sales charge, you must let your financial intermediary or the fund know at the time you purchase shares that you qualify for such a reduction or waiver.  If you do not let your financial intermediary or the fund know that you are eligible for a reduction or waiver, you may not receive the reduction or waiver to which you are otherwise entitled.  In order to receive a reduction or waiver, you may be required to provide your financial intermediary or the fund with evidence of your qualification for the reduction or waiver, such as records regarding shares of certain Dreyfus Funds held in accounts with that financial intermediary and other financial intermediaries.  Additional information regarding reductions and waivers of sales loads is available, free of charge, at www.dreyfus.com and in the SAI.

You can reduce your initial sales charge in the following ways:

•
Rights of accumulation.  You can count toward the amount of your investment your total account value in all share classes of the fund and certain other Dreyfus Funds that are subject to a sales charge.  For example, if you have $1 million invested in shares of certain other Dreyfus Funds that are subject to a sales charge, you can invest in Class A shares of any fund without an initial sales charge.  We may terminate or change this privilege at any time on written notice.

•
Letter of intent.  You can sign a letter of intent, in which you agree to invest a certain amount (your goal) in the fund and certain other Dreyfus Funds over a 13-month period, and your initial sales charge will be based on your goal.  A 90-day back-dated period can also be used to count previous purchases toward your goal.  Your goal must be at least $50,000, and your initial investment must be at least $5,000.  The sales charge will be adjusted if you do not meet your goal.

•
Combine with family members.  You can also count toward the amount of your investment all investments in certain other Dreyfus Funds, in any class of shares that is subject to a sales charge, by your spouse and your children under age 21 (family members), including their rights of accumulation and goals under a letter of intent.  Certain other groups may also be permitted to combine purchases for purposes of reducing or eliminating sales charges.  See "How to Buy Shares" in the SAI.

Class A shares may be purchased at NAV without payment of a sales charge by the following individuals and entities:

•	full-time or part-time employees, and their family members, of Dreyfus or any of its affiliates

•	board members of Dreyfus and board members of the Dreyfus Family of Funds

•	full-time employees, and their family members, of financial institutions that have entered into selling agreements with the fund's distributor

•	"wrap" accounts for the benefit of clients of financial institutions, provided they have entered into an agreement with the fund's distributor specifying operating policies and standards

•
qualified separate accounts maintained by an insurance company; any state, county or city or instrumentality thereof; and charitable organizations investing $50,000 or more in fund shares and charitable remainder trusts, provided that such Class A shares are purchased directly through the fund's distributor

•
investors who purchase Class A shares directly through the fund's distributor, and either (i) have, or whose spouse or minor children have, beneficially owned shares and continuously maintained an open account with the distributor in a Dreyfus-managed fund since on or before February 28, 2006, or (ii) such purchase is for a self-directed investment account that may or may not be subject to a transaction fee

•
investors who participate in a self-directed investment brokerage account program offered by a financial intermediary that has entered into an agreement with the fund's distributor.  Financial intermediaries offering self-directed investment brokerage accounts may or may not charge their customers a transaction fee

•
investors with the cash proceeds from the investor's exercise of stock options and/or disposition of stock related to employment-based stock plans, whether invested in the fund directly or indirectly through an exchange from a Dreyfus money market fund, provided that the proceeds are processed through an entity that has entered into an agreement with the fund's distributor specifically relating to administering employment-based stock plans.  Upon establishing the account in the fund or the Dreyfus money market fund, the investor and the investor's spouse and minor children become eligible to purchase Class A shares of the fund at NAV, whether or not the investor uses the proceeds of the employment-based stock plan to establish the account

•
members of qualified affinity groups who purchase Class A shares directly through the fund's distributor, provided that the qualified affinity group has entered into an affinity agreement with the distributor

•
employees participating in qualified or non-qualified employee benefit plans, including pension, profit-sharing and other deferred compensation plans, whether established by corporations, partnerships, non-profit entities, trade or labor unions, or state and local governments (Retirement Plans), but not including IRAs, IRA "Rollover Accounts" or IRAs set up under Simplified Employee Pension Plans (SEP-IRAs), Salary Reduction Simplified Employee Pension Plans (SARSEPs) or Savings Incentive Match Plans for Employees (SIMPLE IRAs)

•
shareholders in Dreyfus-sponsored IRA rollover accounts funded with the distribution proceeds from Retirement Plans or a Dreyfus-sponsored 403(b)(7) plan, provided that, in the case of a Retirement Plan, the rollover is processed through an entity that has entered into an agreement with the fund's distributor specifically relating to processing rollovers.  Upon establishing the Dreyfus-sponsored IRA rollover account in the fund, the shareholder becomes eligible to make subsequent purchases of Class A shares of the fund at NAV in such account

Class C Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class C shares buys more shares than the same investment would in Class A shares.  However, Class C shares are subject to an annual Rule 12b-1 fee of .75% and an annual shareholder services fee of .25%.  Because the Rule 12b-1 fees are paid out of the fund's assets attributable to Class C shares on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges, such as the initial sales charge on Class A shares.  Class C shares redeemed within one year of purchase are subject to a 1% CDSC.

Because Class A shares will always be a more favorable investment than Class C shares for investments of $1 million or more, the fund will generally not accept a purchase order for Class C shares in the amount of $1 million or more.  While the fund will take reasonable steps to prevent investments of $1 million or more in Class C shares, it may not be able to identify such investments made through certain financial intermediaries or omnibus accounts.

Class I Shares

Since you pay no initial sales charge, an investment of less than $1 million in Class I shares buys more shares than the same investment would in a class of shares subject to an initial sales charge.  There is also no CDSC imposed on redemptions of Class I shares, and you do not pay any ongoing service or distribution fees.

Class I shares may be purchased by:

•	bank trust departments, trust companies and insurance companies that have entered into agreements with the fund's distributor to offer Class I shares to their clients

•
institutional investors acting in a fiduciary, advisory, agency, custodial or similar capacity for Retirement Plans and SEP-IRAs that have entered into agreements with the fund's distributor to offer Class I shares to such plans and are not eligible to purchase Class Y shares

•	law firms or attorneys acting as trustees or executors/administrators

•	foundations and endowments that make an initial investment in the fund of at least $1 million and are not eligible to purchase Class Y shares

•
sponsors of college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code, that maintain an omnibus account with the fund and do not require shareholder tax reporting or 529 account support responsibilities from the fund's distributor

•	advisory fee-based accounts offered through financial intermediaries who, depending on the structure of the selected advisory platform, make Class I shares available

•	certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and are not eligible to purchase Class Y shares

•	unaffiliated investment companies approved by the fund's distributor

Institutions purchasing fund shares on behalf of their clients determine whether Class I shares will be available for their clients.  Accordingly, the availability of Class I shares of the fund will depend on the policies of the institutional investor.

Class Y Shares

Class Y shares are not subject to an initial sales charge or any service or distribution fees.  There also is no CDSC imposed on redemptions of Class Y shares.  The fund, Dreyfus or the fund's distributor or their affiliates will not make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments, nor will Dreyfus or the fund's distributor or their affiliates provide any "revenue sharing" payments, with respect to Class Y shares.

Class Y shares of the fund may be purchased by:

•
institutional investors, acting for themselves or on behalf of their clients, that have entered into an agreement with the fund's distributor and, except as otherwise may be approved by Dreyfus with respect to certain Retirement Plans, that make an initial investment in Class Y shares of the fund of at least $1 million

•
certain institutional clients of a BNY Mellon investment advisory subsidiary, provided that such clients are approved by Dreyfus and make an initial investment in Class Y shares of the fund of at least $1 million

•	certain funds in the Dreyfus Family of Funds and series of BNY Mellon Funds Trust

Generally, each institutional investor will be required to open and maintain a single master account with the fund for all purposes.  Certain holders of Class I shares of the fund who meet the eligibility requirements for the purchase of Class Y shares of the fund and who do not require the fund, Dreyfus or the fund's distributor or their affiliates to make any shareholder servicing, sub-transfer agency, administrative or recordkeeping payments may have all of their Class I shares of the fund converted into Class Y shares of the fund.  Dreyfus, the fund's distributor or their affiliates will not provide any "revenue sharing" payments with respect to Class I shares converted into Class Y shares.

Institutions purchasing fund shares on behalf of their clients determine whether Class Y shares will be available for their clients.  Accordingly, the availability of Class Y shares of the fund will depend on the policies of the institutional investor.

CDSC Waivers

The fund's CDSC on Class A and C shares may be waived in the following cases:

•	permitted exchanges of shares, except if shares acquired by exchange are then redeemed within the period during which a CDSC would apply to the initial shares purchased

•	redemptions made within one year of death or disability of the shareholder

•	redemptions due to receiving required minimum distributions from retirement accounts upon reaching age 70½

•	redemptions made through the fund's Automatic Withdrawal Plan, if such redemptions do not exceed 12% of the value of the account annually

•	redemptions by Retirement Plans

Buying and Selling Shares

Dreyfus calculates fund NAVs as of the close of trading on the New York Stock Exchange (NYSE) (usually 4:00 p.m. Eastern time) on days the NYSE is open for regular business.  Your order will be priced at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  When calculating NAVs, Dreyfus values equity investments on the basis of market quotations or official closing prices.  Dreyfus generally values fixed-income investments based on values supplied by an independent pricing service approved by the fund's board.  The pricing service's procedures are reviewed under the general supervision of the board.  If market quotations or official closing prices or valuations from a pricing service are not readily available, or are determined not to reflect accurately fair value, the fund may value those investments at fair value as determined in accordance with procedures approved by the fund's board.  Fair value of investments may be determined by the fund's board, its pricing committee or its valuation committee in good faith using such information as it deems appropriate under the circumstances.  Under certain circumstances, the fair value of foreign equity securities will be provided by an independent pricing service.  Using fair value to price investments may result in a value that is different from a security's most recent closing price and from the prices used by other mutual funds to calculate their net asset values.  Forward currency contracts will be valued at the forward rate obtained from an independent pricing service approved by the fund's board.  ETFs will be valued at their market price; other open-end underlying funds will be valued at their NAV.  Foreign securities held by a fund may trade on days when the fund does not calculate its NAV and thus may affect the fund's NAV on days when investors will not be able to purchase or sell (redeem) fund shares.

Investments in certain types of thinly traded securities may provide short-term traders arbitrage opportunities with respect to the fund's shares.  For example, arbitrage opportunities may exist when trading in a portfolio security or securities is halted and does not resume, or the market on which such securities are traded closes before the fund calculates its NAV.  If short-term investors in the fund were able to take advantage of these arbitrage opportunities, they could dilute the NAV of fund shares held by long-term investors.  Portfolio valuation policies can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that such valuation policies will prevent dilution of the fund's NAV by short-term traders.  While the fund has a policy regarding frequent trading, it too may not be completely effective to prevent short-term NAV arbitrage trading, particularly in regard to omnibus accounts.  Please see "Shareholder Guide — General Policies" for further information about the fund's frequent trading policy.

Orders to buy and sell shares received by an authorized entity (such as a bank, broker-dealer or financial adviser, or 401(k) or other retirement plan that has entered into an agreement with the fund's distributor) by the close of trading on the NYSE and transmitted to the distributor or its designee by the close of its business day (usually 5:15 p.m. Eastern time) will be based on the NAV determined as of the close of trading on the NYSE that day.

How to Buy Shares

By Mail.

Regular Accounts.  To open a regular account, complete an application and mail it, together with a check payable to The Dreyfus Family of Funds, to the appropriate address below. To purchase additional shares in a regular account, mail a check payable to The Dreyfus Family of Funds (with your account number on your check), together with an investment slip, to the appropriate address below.

IRA Accounts.  To open an IRA account or make additional investments in an IRA account, be sure to specify the fund name and the year for which the contribution is being made.  When opening a new account include a completed IRA application, and when making additional investments include an investment slip.  Make checks payable to The Dreyfus Family of Funds, and mail to the appropriate address below.

Mailing Address.  If you are investing directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you are investing through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are applying for an Institutional Direct account, please contact your BNY Mellon relationship manager for mailing instructions.

Electronic Check or Wire.  To purchase shares in a regular or IRA account by wire or electronic check, please call 1-800-DREYFUS (inside the U.S. only) for more information.

Telephone or Online.  To purchase additional shares by telephone or online, you can call 1-800-DREYFUS (inside the U.S. only) or visit www.dreyfus.com to request your transaction.  In order to do so, you must have elected the Dreyfus TeleTransfer Privilege on your account application or a Shareholder Services Form.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.  Institutional Direct accounts are not eligible for online services.

Automatically.  You may purchase additional shares in a regular or IRA account by selecting one of Dreyfus' automatic investment services made available to the fund on your account application or service application.  See "Services for Fund Investors."

The minimum initial and subsequent investment for regular accounts (other than for Class Y shares) is $1,000 and $100, respectively.  For Class Y shares, the minimum initial investment generally is $1,000,000, with no minimum subsequent investment.  The minimum initial investment for IRAs is $750, with no minimum subsequent investment.  The minimum initial investment for education savings accounts is $500, with no minimum subsequent investment.  Subsequent investments made through Dreyfus TeleTransfer are subject to a $100 minimum and a $150,000 maximum.  All investments must be in U.S. dollars.  Third-party checks, cash, travelers' checks or money orders will not be accepted.  You may be charged a fee for any check that does not clear.

How to Sell Shares

You may sell (redeem) shares at any time.  Your shares will be sold at the next NAV calculated after your order is received in proper form by the fund's transfer agent or other authorized entity.  Any certificates representing fund shares being sold must be returned with your redemption request.  Your order will be processed promptly and you will generally receive the proceeds within a week.

To keep your CDSC as low as possible, each time you request to sell shares we will first sell shares that are not subject to a CDSC, and then those subject to the lowest charge.  The CDSC is based on the lesser of the original purchase cost or the current market value of the shares being sold, and is not charged on fund shares you acquired by reinvesting your fund dividends.  As described above in this prospectus, there are certain instances when you may qualify to have the CDSC waived.  Consult your financial representative or refer to the SAI for additional details.

Before selling shares recently purchased by check, Dreyfus TeleTransfer or Automatic Asset Builder, please note that:

•	if you send a written request to sell such shares, the fund may delay sending the proceeds for up to eight business days following the purchase of those shares

•	the fund will not process wire, telephone, online or Dreyfus TeleTransfer redemption requests for up to eight business days following the purchase of those shares

By Mail.

Regular Accounts.  To redeem shares in a regular account by mail, send a letter of instruction that includes your name, your account number, the name of the fund, the share class, the dollar amount to be redeemed and how and where to send the proceeds.  Mail your request to the appropriate address below.

IRA Accounts.  To redeem shares in an IRA account by mail, send a letter of instruction that includes all of the same information for regular accounts and indicate whether the distribution is qualified or premature and whether the 10% TEFRA should be withheld.  Mail your request to the appropriate address below.

Mailing Address.  If you invested directly through the fund, mail to:

Dreyfus Shareholder Services
P.O. Box 9879
Providence, Rhode Island 02940-8079

If you invested through a third party, such as a bank, broker-dealer or financial adviser, or in a 401(k) or other retirement plan, mail to:

Dreyfus Institutional Department
P.O. Box 9882
Providence, Rhode Island 02940-8082

If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for mailing instructions.

A medallion signature guarantee is required for some written sell orders.  These include:

•	amounts of $10,000 or more on accounts whose address has been changed within the last 30 days

•	requests to send the proceeds to a different payee or address

•	amounts of $100,000 or more

A medallion signature guarantee helps protect against fraud.  You can obtain one from most banks or securities dealers, but not from a notary public.  For joint accounts, each signature must be guaranteed.  Please call to ensure that your medallion signature guarantee will be processed correctly.

Telephone or Online.  To redeem shares by telephone or online, call 1-800-DREYFUS (inside the U.S. only) or, for regular accounts, visit www.dreyfus.com to request your transaction.  Institutional Direct accounts are not eligible for online services.

By calling 1-800-DREYFUS (inside the U.S. only), you may speak to a Dreyfus representative and request that redemption proceeds be paid by check and mailed to your address of record (maximum $250,000 per day).  For redemption requests made online through www.dreyfus.com or through Dreyfus Express® automated account access system, there is a $100,000 per day limit.

If the fund has your bank account information on file, you may request a wire via the Wire Redemption Privilege ($1,000 minimum) or electronic check via the Dreyfus TeleTransfer Privilege ($500 minimum) and proceeds will be wired or sent by electronic check, as applicable, to your bank account.  See "Services for Fund Investors — Wire Redemption and Dreyfus TeleTransfer Privileges" for more information.

Automatically.  You may sell shares in a regular account by completing a Dreyfus Automatic Withdrawal Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or contacting your financial representative.  For instructions on how to establish automatic withdrawals to sell shares in an IRA account, please call 1-800-DREYFUS (inside the U.S. only) or contact your financial representative.  See "Services for Fund Investors — Automatic Services."

Redemption Fee

Frequent trading can disrupt the fund's investment program and create additional costs for long term shareholders.  For these reasons, the fund assesses a 2% fee on redemptions (including exchanges) of fund shares held for less than 60 days.  The redemption fee is paid directly to the fund and is designed to offset brokerage commissions, market impact, and other costs associated with frequent trading.

Subject to the exceptions described below, you will be subject to the fee, whether you are holding shares directly in your name or indirectly through an intermediary, such as a broker, bank, investment adviser, record keeper for Retirement Plan participants, or any other third party.  If you hold your shares through an intermediary's omnibus account, the intermediary is responsible for imposing the fee and remitting the fee to the fund.

The fund will use the "first-in, first-out" method to determine the holding period for the shares sold.  Under this method, shares held the longest will be redeemed or exchanged first.  The holding period commences on the day after your purchase order is effective.

The fund will not assess a redemption fee on fund shares (1) redeemed through automatic withdrawal plans or automatic exchange plans; (2) redeemed through certain comprehensive fee programs, such as wrap fee accounts and automated rebalancing or asset allocation programs offered by financial intermediaries (including those sponsored by Dreyfus or its affiliates); (3) acquired by the reinvestment of fund dividends or capital gain distributions;  (4) redeemed by the fund (e.g., for failure to meet account minimums or to cover various fees); (5) purchased or redeemed by rollover, transfers and changes of account registration, provided that the investment remains in the fund; (6) purchased by other mutual funds, if approved by the fund; (7) held in accounts in which there are legal or contractual restrictions on the imposition of a redemption fee as determined by the fund in its sole discretion; (8) redeemed as a result of death, disability or a Qualified Domestic Relations Order; (9) redeemed from Coverdell Education Savings Accounts to pay qualified education expenses; (10) redeemed from 529 Plans; and (11) converted from one share class to another in the fund.

In addition, the fund will not impose redemption fees on certain types of Retirement Plan transactions processed through a participant recordkeeping system supported by Dreyfus or through third party record keepers.  These transactions include: (1) redemptions of shares purchased with new contributions to the plan, such as payroll contributions, excess contributions, and loan repayments; (2) shares redeemed for withdrawals and distributions, such as minimum required distributions, systematic withdrawal programs, and lump sum distributions; (3) redemptions by plan participants of investments made on their behalf into Qualified Default Investment Alternatives; (4) shares redeemed by participation in automated account rebalancing programs or other systematic participant investment advice programs approved by the plan sponsor; (5) shares purchased or redeemed as a result of plan sponsor decisions, such as changes in investment options and plan termination or merger; (6) shares redeemed for loans, or following a hardship specified in the Retirement Plan documents; and (7) forfeitures or redemptions in connection with a participant's termination of employment.

The fund may waive redemption fees for certain Retirement Plans that have implemented automated processes or other procedures to prevent frequent trading.  Such waivers require the written approval of the fund.

The fund reserves the right to withdraw waivers in its sole discretion without notice if the fund determines that an account is engaging in frequent trading or other activities detrimental to the fund.

If you hold your shares through a financial intermediary that does not process your share transactions in an omnibus account, the intermediary is responsible for providing Dreyfus with the information necessary to enable you to receive any redemption fee waivers to which you may be entitled.

While the fund seeks to apply its redemption fee policy to all accounts, the fund cannot assure that all intermediaries will properly assess the fees in omnibus accounts.  In addition, due to operational limitations or restrictions, Retirement Plans and intermediaries that maintain omnibus accounts with the fund may calculate redemption fees differently than the fund.  If you are investing in fund shares through an intermediary (or in the case of a Retirement Plan, your plan sponsor), please contact the intermediary for more information on any differences in how the redemption fee may be applied to your investment in the fund.

General Policies

The fund and the fund's transfer agent are authorized to act on telephone or online instructions from any person representing himself or herself to be you and reasonably believed by the transfer agent to be genuine.  You may be responsible for any fraudulent telephone or online order as long as the fund or the fund's transfer agent (as applicable) takes reasonable measures to confirm that the instructions are genuine.

The fund reserves the right to reject any purchase or exchange request in whole or in part.  All shareholder services and Privileges offered to shareholders may be modified or terminated at any time, except as otherwise stated in the fund's SAI.  Please see the fund's SAI for additional information on buying and selling shares, Privileges and other shareholder services.

The fund is designed for long-term investors.  Frequent purchases, redemptions and exchanges may disrupt portfolio management strategies and harm fund performance by diluting the value of fund shares and increasing brokerage and administrative costs.  As a result, Dreyfus and the fund's board have adopted a policy of discouraging excessive trading, short-term market timing and other abusive trading practices (frequent trading) that could adversely affect the fund or its operations.  Dreyfus and the fund will not enter into arrangements with any person or group to permit frequent trading.

The fund also reserves the right to:

•	change or discontinue fund exchanges, or temporarily suspend exchanges during unusual market conditions

•	change its minimum or maximum investment amounts

•	delay sending out redemption proceeds for up to seven days (generally applies only during unusual market conditions or in cases of very large redemptions or excessive trading)

•	"redeem in kind," or make payments in securities rather than cash, if the amount redeemed is large enough to affect fund operations (for example, if it exceeds 1% of the fund's assets)

•	refuse any purchase or exchange request, including those from any individual or group who, in Dreyfus' view, is likely to engage in frequent trading

More than four roundtrips within a rolling 12-month period generally is considered to be frequent trading.  A roundtrip consists of an investment that is substantially liquidated within 60 days.  Based on the facts and circumstances of the trades, the fund may also view as frequent trading a pattern of investments that are partially liquidated within 60 days.

Transactions made through Automatic Investment Plans, Automatic Withdrawal Plans, Dreyfus Auto-Exchange Privileges, automatic non-discretionary rebalancing programs, and minimum required retirement distributions generally are not considered to be frequent trading.  For employer-sponsored benefit plans, generally only participant-initiated exchange transactions are subject to the roundtrip limit.

Dreyfus monitors selected transactions to identify frequent trading.  When its surveillance systems identify multiple roundtrips, Dreyfus evaluates trading activity in the account for evidence of frequent trading.  Dreyfus considers the investor's trading history in other accounts under common ownership or control, in other Dreyfus Funds and BNY Mellon Funds and, if known, in non-affiliated mutual funds and accounts under common control.  These evaluations involve judgments that are inherently subjective, and while Dreyfus seeks to apply the policy and procedures uniformly, it is possible that similar transactions may be treated differently.  In all instances, Dreyfus seeks to make these judgments to the best of its abilities in a manner that it believes is consistent with shareholder interests.  If Dreyfus concludes the account is likely to engage in frequent trading, Dreyfus may cancel or revoke the purchase or exchange on the following business day.  Dreyfus may also temporarily or permanently bar such investor's future purchases into the fund in lieu of, or in addition to, canceling or revoking the trade.  At its discretion, Dreyfus may apply these restrictions across all accounts under common ownership, control or perceived affiliation.

Fund shares often are held through omnibus accounts maintained by financial intermediaries, such as brokers and retirement plan administrators, where the holdings of multiple shareholders, such as all the clients of a particular broker, are aggregated.  Dreyfus' ability to monitor the trading activity of investors whose shares are held in omnibus accounts is limited.  However, the agreements between the distributor and financial intermediaries include obligations to comply with the terms of this prospectus and to provide Dreyfus, upon request, with information concerning the trading activity of investors whose shares are held in omnibus accounts.  If Dreyfus determines that any such investor has engaged in frequent trading of fund shares, Dreyfus may require the intermediary to restrict or prohibit future purchases or exchanges of fund shares by that investor.

Certain retirement plans and intermediaries that maintain omnibus accounts with the fund may have developed policies designed to control frequent trading that may differ from the fund's policy.  At its sole discretion, the fund may permit such intermediaries to apply their own frequent trading policy.  If you are investing in fund shares through an intermediary (or in the case of a retirement plan, your plan sponsor), please contact the intermediary for information on the frequent trading policies applicable to your account.

To the extent the fund significantly invests in foreign securities traded on markets that close before the fund calculates its NAV, events that influence the value of these foreign securities may occur after the close of these foreign markets and before the fund calculates its NAV.  As a result, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these foreign securities at the time the fund calculates its NAV (referred to as price arbitrage).  This type of frequent trading may dilute the value of fund shares held by other shareholders.  The fund has adopted procedures designed to adjust closing market prices of foreign equity securities under certain circumstances to reflect what it believes to be their fair value.

To the extent the fund significantly invests in thinly traded securities, certain investors may seek to trade fund shares in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Any such frequent trading strategies may interfere with efficient management of the fund's portfolio to a greater degree than funds that invest in highly liquid securities, in part because the fund may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  Any successful price arbitrage may also cause dilution in the value of fund shares held by other shareholders.

Although the fund's frequent trading and fair valuation policies and procedures are designed to discourage market timing and excessive trading, none of these tools alone, nor all of them together, completely eliminates the potential for frequent trading.

Small Account Policy

If your account falls below $500, the fund may ask you to increase your balance.  If it is still below $500 after 30 days, the fund may close your account and send you the proceeds.

Distributions and Taxes

The fund earns dividends, interest and other income from its investments, and distributes this income (less expenses) to shareholders as dividends.  The fund also realizes capital gains from its investments, and distributes these gains (less any losses) to shareholders as capital gain distributions.  The fund normally pays dividends and capital gain distributions annually.  Fund dividends and capital gain distributions will be reinvested in the fund unless you instruct the fund otherwise.  There are no fees or sales charges on reinvestments.

Distributions paid by the fund are subject to federal income tax, and may also be subject to state or local taxes (unless you are investing through a tax-advantaged retirement account).  For federal tax purposes, in general, certain fund distributions, including distributions of short-term capital gains, are taxable as ordinary income.  Other fund distributions, including dividends from certain U.S. companies and certain foreign companies and distributions of long-term capital gains, generally are taxable as qualified dividends and capital gains, respectively.  The fund's investments in foreign securities may be subject to foreign withholding or other foreign taxes, which would decrease the fund's return on such securities.  Under certain circumstances, shareholders may be entitled to claim a credit or deduction with respect to foreign taxes paid by the fund.  In addition, investments in foreign securities or foreign currencies may increase or accelerate the fund's recognition of ordinary income and may affect the timing or amount of the fund's distributions.

To the extent the fund invests its assets in shares of the underlying funds, its distributable income and gains will normally consist of distributions from the underlying funds' income and gains and losses on the dispositions of shares of underlying funds.  A portion of any qualified dividends received by the fund from an underlying fund may be designated as qualified dividend income as well, provided the fund meets the holding period and other requirements with respect to shares of the underlying fund.

High portfolio turnover and more volatile markets can result in significant taxable distributions to shareholders, regardless of whether their shares have increased in value.  The tax status of any distribution generally is the same regardless of how long you have been in the fund and whether you reinvest your distributions or take them in cash.

If you buy shares of a fund when the fund has realized but not yet distributed income or capital gains, you will be "buying a dividend" by paying the full price for the shares and then receiving a portion back in the form of a taxable distribution.

Your sale of shares, including exchanges into other funds, may result in a capital gain or loss for tax purposes.  A capital gain or loss on your investment in the fund generally is the difference between the cost of your shares and the amount you receive when you sell them.

The tax status of your distributions will be detailed in your annual tax statement from the fund.  Because everyone's tax situation is unique, please consult your tax adviser before investing.

Services for Fund Investors

Automatic Services

Buying or selling shares automatically is easy with the services described below.  With each service, you select a schedule and amount, subject to certain restrictions.  If you purchase shares through a third party, the third party may impose different restrictions on these services and privileges, or may not make them available at all.  These services are not available for Class Y shares.  For information, call 1-800-DREYFUS (inside the U.S. only) or your financial representative.

Dreyfus Automatic Asset Builder® permits you to purchase fund shares (minimum of $100 and maximum of $150,000 per transaction) at regular intervals selected by you.  Fund shares are purchased by transferring funds from the bank account designated by you.

Dreyfus Payroll Savings Plan permits you to purchase fund shares (minimum of $100 per transaction) automatically through a payroll deduction.

Dreyfus Government Direct Deposit permits you to purchase fund shares (minimum of $100 and maximum of $50,000 per transaction) automatically from your federal employment, Social Security or other regular federal government check.

Dreyfus Dividend Sweep permits you to automatically reinvest dividends and distributions from the fund into another Dreyfus Fund (not available for IRAs).

Dreyfus Auto-Exchange Privilege permits you to exchange at regular intervals your fund shares for shares of other Dreyfus Funds.

Dreyfus Automatic Withdrawal Plan permits you to make withdrawals (minimum of $50) on a specific day each month, quarter or semi-annual or annual period, provided your account balance is at least $5,000.  Any CDSC will be waived, as long as the amount of any withdrawal does not exceed on an annual basis 12% of the greater of the account value at the time of the first withdrawal under the plan, or at the time of the subsequent withdrawal.

Fund Exchanges

Generally, you can exchange shares worth $500 or more (no minimum for retirement accounts) into shares of the same class, or another class in which you are eligible to invest, of another fund in the Dreyfus Family of Funds.  You can request your exchange by calling 1-800-DREYFUS (inside the U.S. only) or your financial representative.  If you are an Institutional Direct accountholder, please contact your BNY Mellon relationship manager for instructions.  Be sure to read the current prospectus for any fund into which you are exchanging before investing.  Any new account established through an exchange generally will have the same privileges as your original account (as long as they are available).  There is currently no fee for exchanges, although you may be charged a sales load when exchanging into any fund that has one.

Your exchange request will be processed on the same business day it is received in proper form, provided that each fund is open at the time of the request.  If the exchange is accepted at a time of day after one or both of the funds is closed (i.e., at a time after the NAV for the fund has been calculated for that business day), the exchange will be processed on the next business day.  See the SAI for more information regarding exchanges.  The fund may deduct a 2% redemption fee if you are selling or exchanging fund shares you have owned for less than 60 days.

Wire Redemption and Dreyfus TeleTransfer Privileges

To redeem shares from your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Wire Redemption Privilege or the Dreyfus TeleTransfer Privilege.  To purchase additional shares of your Dreyfus Fund account with a phone call (for regular or IRA accounts) or online (for regular accounts only), use the Dreyfus TeleTransfer Privilege.  You can set up the Wire Redemption Privilege and Dreyfus TeleTransfer Privilege on your account by providing bank account information and following the instructions on your application or, if your account has already been established, a Shareholder Services Form which you can obtain by calling 1-800-DREYFUS (inside the U.S. only), visiting www.dreyfus.com or by contacting your financial representative.  Shares held in an Education Savings Account may not be redeemed through the Wire Redemption or Dreyfus TeleTransfer Privileges.  Institutional Direct accounts are not eligible for the Wire Redemption or Dreyfus TeleTransfer Privileges initiated online.

Account Statements

Every Dreyfus Fund investor automatically receives regular account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Reinvestment Privilege

If you redeem Class A shares of the fund, you can reinvest in the same account of the fund up to the number of Class A shares you redeemed at the current share price without paying a sales charge.  If you paid a CDSC, it will be credited back to your account.  This privilege may be used only once and your reinvestment request must be received in writing by the fund within 45 days of the redemption.

Dreyfus Express® Voice-Activated Account Access

You can check your Dreyfus account balances, get fund price and performance information, order documents and much more, by calling 1-800-DREYFUS (inside the U.S. only) and using the Dreyfus Express® Voice-Activated System.  You may also be able to purchase fund shares and/or transfer money between your Dreyfus Funds using Dreyfus Express®.  Certain requests require the services of a representative.

Financial Highlights

These financial highlights describe the performance of the fund's Class A, C, and I  shares for the fiscal periods indicated.  "Total return" shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.  These financial highlights have been audited by KPMG LLP, an independent registered public accounting firm, whose report, along with the fund's financial statements, is included in the annual report, which is available upon request.  No information is provided for the fund's Class Y shares, which were not offered to the public as of September 30, 2013.

		Year Ended September 30,
Class A Shares	2013	2012	2011	2010	2009a
Per Share Data ($):
Net asset value, beginning of period	19.78	21.86	26.99	22.70	13.55
Investment Operations:
Investment income--netb	.23	.07	.09	.17	.14
Net realized and unrealized gain (loss) on investments	.57	2.15	(5.14)	4.12	9.01
Total from Investment Operations	.80	2.22	(5.05)	4.29	9.15
Distributions:
Dividends from investment income--net	-	(.08)	(.08)	-	-
Dividends from net realized gain on investments	-	(4.22)	-	-	-
Total distributions	-	(4.30)	(.08)	-	-
Net asset value, end of period	20.58	19.78	21.86	26.99	22.70
Total Return (%)c	3.99	12.48	(18.77)	18.85	67.60d
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.20	5.55	3.66	3.69	11.21e
Ratio of net expenses to average net assets	1.60	2.25	2.25	2.25	2.00e
Ratio of net investment income to average net assets	1.10	.36	.30	.71	1.56e
Portfolio Turnover Rate	67.74	70.79	75.59	102.30	157.45
Net Assets, end of period ($ x 1,000)	130	107	158	152	25
aFrom March 31, 2009 (commencement of initial offering) to September 30, 2009. bBased on average shares outstanding at each month end. cExclusive of sales charge. dNot annualized. eAnnualized.

Financial Highlights (cont'd)

		Year Ended September 30,
Class C Shares	2013	2012	2011	2010	2009a
Per Share Data ($):
Net asset value, beginning of period	18.98	21.23	26.36	22.62	13.55
Investment Operations:
Investment income (loss)--netb	.04	(.14)	(.16)	(.13)	(.03)
Net realized and unrealized gain (loss) on investments	.58	2.14	(4.97)	4.17	9.10
Total from Investment Operations	.62	2.00	(5.13)	4.04	9.07
Distributions:
Dividends from investment income--net	-	(.03)	-	(.30)	-
Dividends from net realized gain on investments	-	(4.22)	-	-	-
Total Distributions	-	(4.25)	-	(.30)	-
Net asset value, end of period	19.60	18.98	21.23	26.36	22.62
Total Return (%)c	3.21	11.63	(19.43)	17.95	66.94d
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	6.62	5.79	3.92	4.18	3.80e
Ratio of net expenses to average net assets	2.35	3.00	3.00	3.00	2.75e
Ratio of net investment income (loss) to average net assets	.22	(.69)	(.58)	(.57)	(.35)e
Portfolio Turnover Rate	67.74	70.79	75.59	102.30	157.45
Net Assets, end of period ($ x 1,000)	76	91	157	258	178
aFrom March 31, 2009 (commencement of initial offering) to September 30, 2009. bBased on average shares outstanding at each month end. cExclusive of sales charge. dNot annualized. eAnnualized.

Financial Highlights (cont'd)

		Year Ended September 30,
Class I Shares	2013	2012	2011	2010	2009a
Per Share Data ($):
Net asset value, beginning of period	19.60	21.82	26.79	22.67	21.33
Investment Operations:
Investment income—netb	.26	.24	.25	.18	.24
Net realized and unrealized gain (loss) on investments	.59	2.10	(5.11)	4.26	2.21
Total from Investment Operations	.85	2.34	(4.86)	4.44	2.45
Distributions:
Dividends from investment income--net	-	(.34)	(.11)	(.32)	(.26)
Dividends from net realized gain on investments	-	(4.22)	-	-	(.85)
Total Distributions		(4.56)	(.11)	(.32)	(1.11)
Net asset value, end of period	20.45	19.60	21.82	26.79	22.67
Total Return (%)	4.23	13.36	(18.27)	19.73	14.90
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	5.39	4.66	2.83	3.07	3.50
Ratio of net expenses to average net assets	1.35	1.50	1.50	1.50	1.43
Ratio of net investment income to average net assets	1.27	1.19	.90	.75	1.43
Portfolio Turnover Rate	67.74	70.79	75.59	102.30	157.45
Net Assets, end of period ($ x 1,000)	3,359	4,291	8,090	15,978	16,585
aThe fund commenced offering multiple classes of shares on March 31, 2009. The existing shares were redesignated as Class I shares.
bBased on average shares outstanding at each month end.

NOTES

For More Information

Dreyfus Diversified Emerging Markets Fund

A series of Dreyfus Investment Funds
SEC file number:  811-04813

More information on this fund is available free upon request, including the following:

Annual/Semiannual Report

Describes the fund's performance, lists portfolio holdings and contains a letter from the fund's manager discussing recent market conditions, economic trends and fund strategies that significantly affected the fund's performance during the last fiscal year.  The fund's most recent annual and semiannual reports are available at www.dreyfus.com.

Statement of Additional Information (SAI)

Provides more details about the fund and its policies.  A current SAI is available at www.dreyfus.com and is on file with the Securities and Exchange Commission (SEC).  The SAI is incorporated by reference (and is legally considered part of this prospectus).

Portfolio Holdings

Dreyfus funds generally disclose their complete schedule of portfolio holdings monthly with a 30-day lag at www.dreyfus.com under Products and Performance.  Complete holdings as of the end of the calendar quarter are disclosed 15 days after the end of such quarter.  Dreyfus money market funds generally disclose their complete schedule of holdings daily.  The schedule of holdings for a fund will remain on the website until the fund files its Form N-Q or Form N-CSR for the period that includes the dates of the posted holdings.

A complete description of the fund's policies and procedures with respect to the disclosure of the fund's portfolio securities is available in the fund's SAI and at www.dreyfus.com.

To Obtain Information

By telephone.  Call 1-800-DREYFUS (inside the U.S. only)

By mail.
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

By E-mail.  Send your request to info@dreyfus.com

On the Internet.  Certain fund documents can be viewed online or downloaded from:

SEC:  http://www.sec.gov

Dreyfus:  http://www.dreyfus.com

You can also obtain copies, after paying a duplicating fee, by visiting the SEC's Public Reference Room in Washington, DC (for information, call 1-202-551-8090) or by E-mail request to publicinfo@sec.gov, or by writing to the SEC's Public Reference Section, Washington, DC 20549-1520.

© 2014 MBSC Securities Corporation 6919P0114